Exhibit 10.4

AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (the “Amendment”), dated as of July 13, 2017, is entered into by and among Strongbridge Biopharma plc, an Irish public limited company (the “Company”), and each person identified on the signature pages hereto (such persons, the “Amending Purchasers”).  This Amendment amends certain provisions under that certain Securities Purchase Agreement, dated as of December 22, 2016 (the “Securities Purchase Agreement”), by and among the Company and each Purchaser (as defined therein).  Capitalized terms used in this Amendment not otherwise defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

RECITALS:

WHEREAS, the Company is considering a potential debt and equity financing with CR Group (“CRG”), pursuant to which CRG will, among other things, (i) provide up to $50.0 million in aggregate proceeds to the Company structured as a senior secured loan with a six-year terms (the “Loan”), (ii) purchase ordinary shares of the Company with a value not to exceed $3.0 million based on the historical trading price of the Company’s ordinary shares, and (iii) receive warrants to purchase ordinary shares of the Company in connection with drawdowns under the Loan, which may be issued from time to time during the term of the Loan, not to exceed in the aggregate 1% of the ordinary shares of the Company outstanding following all such issuances on a fully diluted basis (inclusive of the ordinary shares underlying all such warrants issued)  (provisions (i), (ii) and (iii) collectively referred to herein as the “CRG Financing”);

WHEREAS, the Company has entered into an Equity Distribution Agreement (the “EDA”) with JMP Securities LLC (“JMP”), pursuant to which it may offer and sell ordinary shares having an aggregate offering price of up to $40,000,000 from time to time through JMP, acting as agent, in sales deemed to be “at-the-market offerings” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended;

WHEREAS, Section 4.13 of the Securities Purchase Agreement gives the Purchasers the right to participate in any Subsequent Financing (other than an Exempt Issuance) up to such Purchaser’s Pro-Rata Share on the same terms, conditions and price provided for in the Subsequent Financing;

WHEREAS, the Company has determined that the ordinary shares to be sold to CRG in connection with the CRG Financing and any ordinary shares sold through JMP in at-the-market offerings pursuant to the EDA may constitute Subsequent Financings under the Securities Purchase Agreement that would entitle the Purchasers to participate in the CRG Financing and the at-the-market offerings pursuant to the terms of Section 4.13 of the Securities Purchase Agreement;

WHEREAS, Section 6.4 of the Securities Purchase Agreement provides that the Securities Purchase Agreement may be amended by a written instrument signed by the Company and the Purchasers of at least a majority in interest of the Shares and Warrants Shares underlying Warrants (disregarding for this purpose any and all limitations of any kind of on exercise of any Warrant) still held by Purchasers (the “Requisite Voting Amount”);

WHEREAS, the Amending Purchasers, representing at least the Requisite Voting Amount, desire to amend the Securities Purchase Agreement in accordance with this Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein, and for other good and valuable consideration, the parties hereto agree to amend the Securities Purchase Agreement as follows:

1.                                      Amendment.   Article I of the Securities Purchase Agreement is hereby amended to amend and restate the following defined term in its entirety:

“Exempt Issuance” means the issuance of (a)  Ordinary Shares or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose and in existence on the date of this Agreement as such plan is constituted on the date of this Agreement, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, unless otherwise agreed to by the non-employee members of the Board of Directors, (b) securities upon the exercise or exchange of or conversion of any securities convertible or exercisable into Ordinary Shares issued and outstanding on the date of this Agreement, provided that such securities have not been amended on or after the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) Ordinary Shares issued pursuant to any “at-the-market offering” as such term is defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, and/or (e) securities issued and/or sold in connection with a debt financing with CR Group, including (i) one or more tranches of warrants to CR Group or its affiliates, and any Ordinary Shares issued upon conversion or exercise of such warrants (with the first tranche of warrants not to exceed in the aggregate 0.8% of the Ordinary Shares of the Company outstanding following such issuance on a fully diluted basis (inclusive of the Ordinary Shares underlying all such warrants issued in the first tranche), and any subsequent tranche or tranches of warrants not to exceed in the aggregate 0.2% of the Ordinary Shares of the Company outstanding following such issuance on a fully diluted basis (inclusive of the Ordinary Shares underlying all such warrants issued in any subsequent tranche or tranches), and (ii) up to $3.0 million in value of Ordinary Shares to CR Group or its affiliates.

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2.                                      Effect of Amendment.  Except as expressly modified by this Amendment, the Securities Purchase Agreement shall remain unmodified and in full force and effect.

3.                                      Governing Law.  This Amendment shall be governed by and construed under the laws of the State of New York.

4.                                      Severability.  If any provision of this Amendment shall be or shall be held or deemed by a final order by a competent authority to be invalid, inoperative or unenforceable, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable, but this Amendment shall be construed as if such invalid, inoperative or unenforceable provision had never been contained herein so as to give full force and effect to the remaining such terms and provisions.

5.                                      Counterparts.  This Amendment may be executed in any number of counterparts and signatures delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Strongbridge Biopharma plc

By:	/s/ A. Brian Davis

Name: A. Brian Davis

Title: Chief Financial Officer

[Signature Page for Purchasers Follow]

[PURCHASER SIGNATURE PAGES TO STRONGBRIDGE BIOPHARMA PLC AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	CDK Associates, L.L.C.

Signature of Authorized Signatory of Purchaser:	/s/ Karen Cross

Name of Authorized Signatory:	Karen Cross

Title of Authorized Signatory:	Treasurer

Address for Notice:	731 Alexander Road, Bldg 2

Suite 500

Princeton, NJ 08540

Telephone Number:

Facsimile Number:

Email Address:

Attention:	Karen Cross

[PURCHASER SIGNATURE PAGES TO STRONGBRIDGE BIOPHARMA PLC AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Karen Cross

Signature of Authorized Signatory of Purchaser:	/s/ Karen Cross

Name of Authorized Signatory:

Title of Authorized Signatory:

Address for Notice:	731 Alexander Road, Bldg 2

Suite 500

Princeton, NJ 08540

Telephone Number:

Facsimile Number:

Email Address:

Attention:	Karen Cross

[PURCHASER SIGNATURE PAGES TO STRONGBRIDGE BIOPHARMA PLC AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Scott Morenstein

Signature of Authorized Signatory of Purchaser:	/s/ Scott Morenstein

Name of Authorized Signatory:

Title of Authorized Signatory:

Address for Notice:	CAM Capital

1330 6th Avenue, 20th Floor

NY, NY 10019

Telephone Number:

Facsimile Number:

Email Address:

Attention:	Scott Morenstein

[PURCHASER SIGNATURE PAGES TO STRONGBRIDGE BIOPHARMA PLC AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Yuriy Shteinbuk

Signature of Authorized Signatory of Purchaser:	/s/ Yuriy Shteinbuk

Name of Authorized Signatory:

Title of Authorized Signatory:

Address for Notice:	1330 Ave of the Americans

20th Floor-CAM Capital

New York NY, 10019

Telephone Number:

Facsimile Number:

Email Address:

Attention:

[PURCHASER SIGNATURE PAGES TO STRONGBRIDGE BIOPHARMA PLC AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Eugene Burger

Signature of Authorized Signatory of Purchaser:	/s/ Eugene Burger

Name of Authorized Signatory:

Title of Authorized Signatory:

Address for Notice:	1330 6th Avenue

20th Floor New York, NY 10019

Telephone Number:

Facsimile Number:

Email Address:

Attention:

[PURCHASER SIGNATURE PAGES TO STRONGBRIDGE BIOPHARMA PLC AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Heath Weisberg

Signature of Authorized Signatory of Purchaser:	/s/ Heath Weisberg

Name of Authorized Signatory:

Title of Authorized Signatory:

Address for Notice:	731 Alexander Road, Bldg 2

Suite 500

Princeton, NJ 08540

Telephone Number:

Facsimile Number:

Email Address:

Attention:	Heath Weisberg

[PURCHASER SIGNATURE PAGES TO STRONGBRIDGE BIOPHARMA PLC AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Kenneth Glennon

Signature of Authorized Signatory of Purchaser:	/s/ Kenneth Glennon

Name of Authorized Signatory:

Title of Authorized Signatory:

Address for Notice:	1330 6th Avenue 20th Floor

New York NY 10019

Telephone Number:

Facsimile Number:

Email Address:

Attention:	Kenneth Glennon

[PURCHASER SIGNATURE PAGES TO STRONGBRIDGE BIOPHARMA PLC AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Daniel Klein

Signature of Authorized Signatory of Purchaser:	/s/ Daniel Klein

Name of Authorized Signatory:	Daniel Klein

Title of Authorized Signatory:

Address for Notice:	1330 6th Avenue

NY NY 10019

Telephone Number:

Facsimile Number:

Email Address:

Attention:

[PURCHASER SIGNATURE PAGES TO STRONGBRIDGE BIOPHARMA PLC AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	David Ben-Ur

Signature of Authorized Signatory of Purchaser:	/s/ David Ben-Ur

Name of Authorized Signatory:

Title of Authorized Signatory:

Address for Notice:	CAM Capital

1330 6th Ave/20

NY NY 10019

Telephone Number:

Facsimile Number:

Email Address:

Attention:	David Ben-Ur

[PURCHASER SIGNATURE PAGES TO STRONGBRIDGE BIOPHARMA PLC AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Vivo Capital Fund VIII, L.P.

Signature of Authorized Signatory of Purchaser:	/s/ Alberta Cha

Name of Authorized Signatory:	Alberta Cha

Title of Authorized Signatory:	Managing Partner

Address for Notice:	505 Hamilton Avenue, Suite 207

Palo Alto, CA 94301

Telephone Number:

Facsimile Number:

Email Address:

Attention:	Gaurav Aggarwal

[PURCHASER SIGNATURE PAGES TO STRONGBRIDGE BIOPHARMA PLC AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Vivo Capital Surplus Fund VIII, L.P.

Signature of Authorized Signatory of Purchaser:	/s/ Alberta Cha

Name of Authorized Signatory:	Alberta Cha

Title of Authorized Signatory:	Managing Partner

Address for Notice:	505 Hamilton Avenue, Suite 207

Palo Alto, CA 94301

Telephone Number:

Facsimile Number:

Email Address:

Attention:	Gaurav Aggarwal